Date:	April 30, 2007

To:	Morgan Stanley Mortgage Loan Trust 2007-7AX	From:	Morgan Stanley Capital Services Inc.

Attn:	Wells Fargo Bank, National Association	Contact:	Kelvin Borré
9062 Old Annapolis Road
Columbia, MD 21045
Attention: Client Manager, MSM 2007-7AX

Fax:	(410) 715-2380	Fax:	(212) 507-3837

Tel:	(410) 884-2000	Tel:	(212) 761-1426

REFERENCE NUMBER: AACQ8

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Swap Transaction entered into on the Trade Date specified below (the “Transaction”) between Morgan Stanley Capital Services Inc. (“Party A”) and Wells Fargo Bank, National Association, solely in its capacity as securities administrator (the “Securities Administrator”) on behalf of the Morgan Stanley Mortgage Loan Trust 2007-7AX (“Party B”) pursuant to the Pooling and Servicing Agreement (the “PSA”), dated as of April 1, 2007, among Morgan Stanley Capital I Inc. (the “Depositor”), the Securities Administrator as master servicer and securities administrator and LaSalle Bank National Association as trustee  (the “Trustee”).

The definitions and provisions contained in the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Terms capitalized but not defined in this Confirmation (including the Definitions) have the meanings attributed to them in the PSA.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of April 30, 2007, as amended and supplemented from time to time (the “Agreement”), between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:
Notional Amount:
With respect to any Calculation Period, the lesser of (a) the product of the Notional Balance and the Multiplier, each as set forth for such Calculation Period in Schedule I attached hereto and (b) the aggregate Class Principal Balance of the Class A and Class M Certificates immediately prior to the related Distribution Date (as such terms are defined in the PSA).

Trade Date:	April 25, 2007
Effective Date:	April 30, 2007
Termination Date:	February 25, 2012, subject to adjustment in accordance with the Business Day Convention.
Fixed Amounts:
Fixed Rate Payer:	Party B

Fixed Rate Payer Payment Dates:
Early Payment shall be applicable.  The 25th calendar day of each month during the Term of this Transaction, commencing April 25, 2008 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention

Fixed Rate Payer Period End Dates:
The 25th calendar day of each month during the Term of this Transaction, commencing April 25, 2008 and ending on the Termination Date, subject to No Adjustment.

For the avoidance of doubt, the initial Calculation Period will accrue from and including March 25, 2008 to but excluding April 25, 2008 and that the final Calculation Period will accrue from and including January 25, 2012 to but excluding the Termination Date.

Fixed Rate:	4.770% per annum
Fixed Amount:	To be determined in accordance with the following formula:
Fixed Rate * Notional Amount * Fixed Rate Day Count Fraction.
Fixed Rate Day Count Fraction:	30/360
Floating Amounts:
Floating Rate Payer:	Party A
Floating Rate Payer Payment Dates:	Early Payment shall be applicable. For each Calculation Period, the Floating Rate Payer Payment Date shall be the first Business Day prior to the related Floating Rate Payer Period End Date.
Floating Rate Payer Period End Dates:
The 25th calendar day of each month during the Term of this Transaction, commencing April 25, 2008 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

For the avoidance of doubt, the initial Calculation Period will accrue from and including March 25, 2008 to but excluding April 25, 2008 and that the final Calculation Period will accrue from and including January 25, 2012 to but excluding the Termination Date.

Floating Rate Option:	USD-LIBOR-BBA
Floating Amount:	To be determined in accordance with the following formula:

Floating Rate * Notional Amount *Floating Rate Day Count Fraction.
Designated Maturity:	One month
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Business Days:	New York
Business Day Convention:	Modified Following
Calculation Agent
Party A; provided, however, that if an Event of Default occurs with respect to Party A, then Party B shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

Amendment to Section 2(c) of the Agreement:
Notwithstanding anything to the contrary in Section 2(c) of the Agreement, amounts that are payable with respect to Calculation Periods which end in the same calendar month (prior to any adjustment of period end dates) shall be netted, as provided in Section 2(c) of the Agreement, even if such amounts are not due on the same payment date.  For avoidance of doubt any payments pursuant to Section 6(e) of the Agreement shall not be subject to netting.

2.	Account Details and Settlement Information:

Payments to Party A:

Citibank, New York
ABA No.: 021 000 089
Account No.: 4072-4601
Account Name: Morgan Stanley Capital Services Inc.

Payments to Party B:

Wells Fargo Bank, National Association
         ABA No. 121-000-248
Account Name: Corporate Trust Clearing
Account No. 3970771416 for further credit to 53144701,
 MSM 2007-7AX
 Ref: MSM 2007-7AX

3.
Fiduciary Capacity.  It is expressly understood and agreed by the parties hereto that (i) this Confirmation is executed and delivered by Wells Fargo Bank, National Association, not in its individual capacity but solely as Securities Administrator on behalf of the Trustee under the PSA in the exercise of the powers and authority conferred to and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust created under the PSA is made and intended not as personal representation, undertaking or agreement of the Securities Administrator, but is made and intended for the purpose of binding only such trust and (iii) under no circumstances shall Wells Fargo Bank, National

Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

We are very pleased to have entered into this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours, MORGAN STANLEY CAPITAL SERVICES INC.

By:	/s/ Valerie Kay
Name: Valerie Kay
Title: Vice President

Party B, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, NATIONAL ASSOCIATION, acting not in its individual capacity but solely as Securities Administrator on behalf of MORGAN STANLEY MORTGAGE LOAN TRUST 2007-7AX

By:	/s/ Carla S. Walker
Name: Carla S. Walker
Title: Vice President

SCHEDULE I

Swap Agreement Schedule
Distribution Dates	Notional Balance ($)	Multiplier
May 25, 2007	0.00	N/A
June 25, 2007	0.00	N/A
July 25, 2007	0.00	N/A
August 25, 2007	0.00	N/A
September 25, 2007	0.00	N/A
October 25, 2007	0.00	N/A
November 25, 2007	0.00	N/A
December 25, 2007	0.00	N/A
January 25, 2008	0.00	N/A
February 25, 2008	0.00	N/A
March 25, 2008	0.00	N/A
April 25, 2008	78,909,708.23	10.00
May 25, 2008	76,440,989.52	10.00
June 25, 2008	74,126,721.25	10.00
July 25, 2008	71,880,374.81	10.00
August 25, 2008	69,699,957.62	10.00
September 25, 2008	67,556,043.85	10.00
October 25, 2008	65,452,232.71	10.00
November 25, 2008	63,392,930.77	10.00
December 25, 2008	61,461,614.93	10.00
January 25, 2009	59,426,998.83	10.00
February 25, 2009	55,079,821.47	10.00
March 25, 2009	52,019,644.64	10.00
April 25, 2009	50,403,241.05	10.00
May 25, 2009	48,853,626.51	10.00
June 25, 2009	47,349,490.63	10.00
July 25, 2009	45,813,777.10	10.00
August 25, 2009	44,398,852.73	10.00
September 25, 2009	43,025,455.82	10.00
October 25, 2009	41,692,368.07	10.00
November 25, 2009	40,371,759.28	10.00
December 25, 2009	38,916,782.78	10.00
January 25, 2010	35,323,690.67	10.00
February 25, 2010	33,431,513.86	10.00
March 25, 2010	31,970,780.49	10.00
April 25, 2010	30,890,054.49	10.00
May 25, 2010	29,913,450.61	10.00
June 25, 2010	29,762,081.57	10.00
July 25, 2010	28,884,589.57	10.00
August 25, 2010	28,026,865.87	10.00
September 25, 2010	27,203,879.32	10.00
October 25, 2010	26,384,600.90	10.00
November 25, 2010	25,605,839.02	10.00
December 25, 2010	24,850,087.80	10.00
January 25, 2011	24,120,361.24	10.00
February 25, 2011	23,412,051.81	10.00
March 25, 2011	22,724,530.95	10.00
April 25, 2011	22,012,582.49	10.00
May 25, 2011	21,366,135.84	10.00
June 25, 2011	20,730,543.41	10.00
July 25, 2011	20,069,549.85	10.00
August 25, 2011	19,480,141.34	10.00
September 25, 2011	18,892,307.02	10.00
October 25, 2011	18,264,810.96	10.00
November 25, 2011	17,265,930.22	10.00
December 25, 2011	16,477,515.58	10.00
January 25, 2012	12,608,824.40	10.00
February 25, 2012	346,920.89	10.00
March 25, 2012 and thereafter	0.00	N/A

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